Exhibit 23.1

James Stafford

                                                                                                                                                                                                                                                              James Stafford, Inc.*
                                                                                                                                                                                                                                                              Chartered Accountants
                                                                                                                                                                                                                                                              Suite 350 – 1111 Melville Street
                                                                                                                                                                                                                                                              Vancouver, British Columbia
                                                                                                                                                                                                                                                              Canada V6E 3V6
                                                                                                                                                                                                                                                              Telephone +1 604 669 0711
                                                                                                                                                                                                                                                              Facsimile +1 604 669 0754
                                                                                                                                                                                                                                                                                                                                                                                                   * Incorporated professional, James Stafford, Inc.

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement (Form S-8) for the registration of 5,000,000 shares of common stock of Rotoblock Corporation of our report dated 23 July 2007 with respect to the consolidated financial statements included in its Annual Report (Form 10-KSB) for the year ended 30 April 2007, filed with the US Securities and Exchange Commission.

/s/ James Stafford
Chartered Accountants
Vancouver, Canada
13 November 2007